Exhibit 99.1

Press Release
AMSC RECEIVES NASDAQ NOTIFICATION LETTER
DEVENS, Mass., June 21, 2011 — American Superconductor Corporation (NASDAQ: AMSC), a global power technologies company, today announced that it received a letter on June 17, 2011 from the Listing Qualifications Department of the NASDAQ Stock Market (“NASDAQ”) advising the company that, due to its inability to file its Annual Report on Form 10-K for its fiscal year ended March 31, 2011 on a timely basis, the company is not in compliance with NASDAQ Listing Rule 5250(c)(1) for continued listing. This notification was issued in accordance with standard NASDAQ procedures and has no immediate effect on the listing of the company’s common stock. The NASDAQ letter indicated that the company has until August 16, 2011 to regain compliance or submit a plan explaining how it expects to regain compliance. If NASDAQ approves AMSC’s plan, it can grant the company an extension of up to 180 calendar days from the due date of the Form 10-K (or until December 14, 2011) to regain compliance.
As previously disclosed in the company’s Form 12b-25 filed with the Securities and Exchange Commission on May 31, 2011, AMSC has not yet completed the preparation of its financial statements for the fiscal year ended March 31, 2011. Additional time is required to complete the preparation and audit of these financial statements as a result of the review of certain revenues associated with shipments to customers in China during the second, third and fourth fiscal quarters of the fiscal year ended March 31, 2011.
About American Superconductor (NASDAQ: AMSC)
AMSC offers an array of proprietary technologies and solutions spanning the electric power infrastructure — from generation to delivery to end use. The company is a leader in renewable energy, providing proven, megawatt-scale wind turbine designs and electrical control systems. The company also offers a host of Smart Grid technologies for power grid operators that enhance the reliability, efficiency and capacity of the grid, and seamlessly integrate renewable energy sources into the power infrastructure. These include superconductor power cable systems, grid-level surge protectors and power electronics-based voltage stabilization systems. AMSC’s technologies are protected by a broad and deep intellectual property portfolio consisting of hundreds of patents and licenses worldwide. More information is available at www.amsc.com.
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American Superconductor and design, Revolutionizing the Way the World Uses Electricity, AMSC, Powered by AMSC, Amperium, D-VAR, dSVC, FaultBlocker, PowerModule, PowerPipelines, PQ-IVR, PQ-SVC, SeaTitan, SolarTie, SuperGEAR and Windtec and design are trademarks or registered trademarks of American Superconductor Corporation or its subsidiaries. All other brand names, product names or trademarks belong to their respective holders.
Any statements in this release about future expectations, plans and prospects for the company, including without limitation our expectations regarding the filing of our Annual Report on Form 10-K for the fiscal year ended March 31, 2011, the financial performance of the company and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: we may be subject to restatement of financial information from prior periods, identification of deficiencies in our internal control over financial reporting or disclosure control and procedures, and/or additional unanticipated accounting, audit and internal control issues; we have a history of operating losses, and we may incur losses in the future; our operating results may fluctuate significantly

AMSC Receives NASDAQ Notification Letter

from quarter to quarter and may fall below expectations in any particular fiscal quarter, including any expectations resulting from financial guidance issued by us; a significant portion of our revenues are derived from a single customer, Sinovel, and revenues from this customer may decline in future periods; any failure by this customer (or other customers) to honor contractual obligations to accept products or to pay for products may have a material adverse impact on our financial condition or results from operations; adverse changes in domestic and global economic conditions could adversely affect our business; changes in exchange rates could adversely affect our financial results; we may not realize all of the sales expected from our backlog of orders and contracts; we rely upon third party suppliers for the components and subassemblies of many of our products, making us vulnerable to supply shortages and price fluctuations; we may require significant additional funding and may be unable to raise capital when needed, which could force us to delay, reduce, or eliminate planned activities, including the planned acquisition of The Switch; failure to complete the planned acquisition of The Switch could harm our operating results and could cause our stock price to decline; completion of the planned acquisition of The Switch could present certain risks to our business; we may acquire additional complementary businesses or technologies that may require us to incur substantial costs for which we may never realize the anticipated benefits; our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention; if we fail to implement our business strategy, our financial performance could be harmed and our growth could slow or stop; our products face intense competition, which could limit our ability to acquire or retain customers; our international operations are subject to risks that we do not face in the U.S., which could have an adverse effect on our operating results; we depend on sales to China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of China; changes in China’s political, social, regulatory and economic environment may affect our financial performance; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; we have been named as a party to purported stockholder class actions and a shareholder derivative complaints, and we may be named in additional litigation, all of which will require significant management time and attention and result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; we have not manufactured our Amperium wire in commercial quantities, and a failure to manufacture our Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit our future revenue and profit potential; and our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position. Reference is made to many of these factors and others in the “Risk Factors” section of the company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this press release represent the company’s views as of the date of this release. While the company anticipates that subsequent events and developments may cause the company’s views to change, the company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date this press release is issued.
AMSC Contact:
Jason Fredette
Phone: 978-842-3177
Email: jfredette@amsc.com